UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2009

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Item 5.02(b). Resignation of Director.

On May 21, 2009, the Board of Directors of Heidrick & Struggles International, Inc. (the “Company”) accepted the resignation of Gerard R. Roche as a member of its board.

Mr. Roche joined the Company as an executive recruiter in 1964 and has been a member of the Board of Directors since 1970. He became Senior Vice President and Eastern Manager in 1973, Executive Vice President in 1977, and President and Chief Executive Officer in 1978. Mr. Roche assumed the role of Chairman of the Company in 1981, and Senior Chairman of the Company in 1999. He remains an active search consultant for the Company. The Board of Directors has named Mr. Roche Chairman Emeritus of the Company.

Item 5.02(d). Election of New Director.

On May 21, 2009, the Company elected Jane D. Hartley to its Board of Directors.

Ms. Hartley is Chief Executive Officer and a Founding Principal of Observatory Group, an international economic and political advisory firm that closely monitors monetary, fiscal and legislative policy, as well as other political and economic events of macroeconomic relevance. Before co-founding Observatory Group, Ms. Hartley was Chief Executive Officer of the G7 Group.

Ms. Hartley previously served in the public sector as Senior Assistant in the Office of Public Liaison in the Carter Administration, and Director of Congressional Relations at the Department of Housing and Urban Development. She also held a variety of senior management positions in the telecommunications industry, including Vice President of Group W Cable, Vice President of Westinghouse Broadcasting and Vice President of MCA Broadcasting.

Ms. Hartley is a member of the Board of Trustees of Sesame Workshop (Sesame Street), and a member of the Council on Foreign Relations. She is a Trustee and serves on the Executive Committee of the Economic Club of New York. She is also a Trustee of the New School and a member of the Board of Greater New York.

There was no arrangement or understanding between Ms. Hartley and any other person pursuant to which she was selected as a director. Ms. Hartley will serve on the Human Resources and Compensation Committee of the board. Ms. Hartley was not a party to any transaction or any proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K or S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2009

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ K. Steven Blake
K. Steven Blake, Executive Vice President,
General Counsel and Secretary